1. EXHIBIT 31.1
                    CERTIFICATION
                I, Chen Wang, certify that:
                1. I have reviewed this Form 10-Q
                quarterly report for the period
                ended May 31, 2010, of Monza
                Ventures, Inc.

                2. Based on my knowledge, this
                quarterly report does not contain
                any untrue statement of a material
                fact or omit to state a material
                fact necessary to make the
                statements made, in light of the
                circumstances under which such
                statements were made, not misleading
                with respect to the period covered
                by this quarterly report;

                3. Based on my knowledge, the
                financial statements, and other
                financial information included in
                this quarterly report, fairly
                present in all material respects the
                financial condition, results of
                operations and cash flows of the
                registrant as of, and for, the
                periods presented in this quarterly
                report;

                4. The Company's other certifying
                officer and I are responsible for
                establishing and maintaining
                disclosure controls and procedures
                (as defined in Exchange Act Rules
                13a-15(e) and 15d-15(e)) and
                internal control over financial
                reporting (as defined in Exchange
                Act Rules 13a-15(f) and 15d-15(f))
                for the Company and have:
                (a) designed such disclosure
                controls and procedures, or caused
                such disclosure controls or
                procedures to be designed under our
                supervision, to ensure that material
                information relating to the Company,
                including its consolidated
                subsidiaries, is made known to us by
                others within those entities,
                particularly during the period in
                which this quarterly report is being
                prepared;
                (b) designed such internal control
                over financial reporting, or caused
                such internal control over financial
                reporting to be designed under our
                supervision, to provide reasonable
                assurance regarding the reliability
                of financial reporting and the
                preparation of financial statements
                for external purposes in accordance
                with generally accepted accounting
                principles;
                (c) evaluated the effectiveness of
                the Company's disclosure controls
                and procedures and presented in this
                report our conclusions about the
                effectiveness of the disclosure
                controls and procedures, as of the
                end of the period covered by this
                report based on such evaluation;
                (d) disclosed in this report any
                change in the Company's internal
                control over financial reporting
                that occurred during the Company's
                most recent fiscal quarter that has
                materially affected, or is
                reasonably likely to materially
                affect, the Company's internal
                control over financial reporting.

                5. The Company's other certifying
                officer and I have disclosed, based
                on our most recent evaluation of
                internal control over financial
                reporting, to the Company's auditors
                and the audit committee of the
                Company's board of directors (or
                persons performing the equivalent
                function):
                (a) any deficiencies and material
                weaknesses in the design or
                operation of internal control over
                financial reporting which are
                reasonably likely to adversely
                affect the Company's ability to
                record, process, summarize and
                report financial information; and
                (b) any fraud, whether or not
                material, that involves management
                or other employees who have a
                significant role in the Company's
                internal control over financial
                reporting.
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            July 15, 2010
               /s/ Chen Wang


               Mr. Chen Wang, Chairman and CEO
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